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                                                                    Exhibit 23.2


           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 28, 2004, relating to the financial statements of Idenix Pharmaceuticals, Inc., which appears in the Registration Statement on Form S-1 (File No. 333-111157).

/s/ PricewaterhouseCoopers

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 18, 2004